Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1
TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”), dated as of April 1, 2015, among PRECISION CASTPARTS CORP., an Oregon corporation (the “Borrower”), the financial institutions party hereto, as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), amends that certain Credit Agreement, dated as of December 16, 2013 (such agreement, the “Original Agreement;” unless otherwise defined herein, the terms used herein shall have the respective meanings assigned to such terms in, or incorporated by reference into, the Original Agreement).

WHEREAS, the parties hereto have requested that the definition of “Change of Control” in Section 1.01 of the Original Agreement be amended; and

WHEREAS, the Original Agreement requires that the consent of the Borrower and the Required Lenders, and the acknowledgement of the Administrative Agent, be obtained in order to effect the amendment contemplated herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendment. Subject to the terms and conditions set forth herein, the definition of “Change of Control” in Section 1.01 of the Original Agreement shall be amended by replacing such definition with the following:

““Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d‑3 and 13d‑5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

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(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.”

SECTION 2. Conditions Precedent. This Amendment shall become effective upon the date that this Amendment shall have been executed and delivered by the Borrower and the Required Lenders to the Administrative Agent.

SECTION 3. Representations and Warranties. The Borrower hereby makes to the Lenders and the Administrative Agent on and as of the date hereof the following representations and warranties:

(a)     Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Original Agreement (as modified hereby). The execution, delivery and performance by the Borrower of this Amendment and the performance of the Original Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other proceedings are necessary to consummate such transactions;

(b)    Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Original Agreement (as modified hereby) is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and is in full force and effect;

(c)      Representations and Warranties. The representations and warranties of the Borrower contained in the Original Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof; and

(d)      No Events of Default. No event has occurred and is continuing that constitutes, or with the passage of time will constitute, an Event of Default.

SECTION 4. Reference to and Effect on the Original Agreement.

(a)    Except as supplemented hereby, the Original Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed by the Lenders and the Administrative Agent.

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(b)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Original Agreement or constitute a waiver of any provision of the Original Agreement.

SECTION 5. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the parties hereto.

SECTION 6. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10. “Grandfathered Obligation” under FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

PRECISION CASTPARTS CORP.,
as Borrower

By:    /s/ Steve Blackmore
Name: Steve Blackmore
Title: Vice President and Treasurer

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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BANK OF AMERICA, N.A., as Administrative Agent

By:/s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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BANK OF AMERICA, N.A., as a Lender
By: /s/ Kenneth J. Beck
Name: Kenneth. J. Beck
Title: Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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CITIBANK, N.A., as a Lender
By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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MIZUHO BANK(USA)., as a Lender
By: /s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Deputy General Manager

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Mahir J. Desai
Name: Mahir J. Desai
Title: Assistant Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Katie Cunningham
Name: Katie Cunningham
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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BARCLAYS BANK PLC, as a Lender
By: /s/ J. Davey
Name: J. Davey
Title: Director, New York

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Winston Lua
Name: Winston Lua
Title: Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 1
Signature Page
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